Exhibit 10(a)
March 28, 2008
Denbury Onshore, LLC
Denbury Resources Inc.
5100 Tennyson Parkway, Suite 1200
Plano, Texas 75024
Attn: Phil Rykhoek

Re:	Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, the “Credit Agreement”) among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), Denbury Resources Inc., a Delaware corporation, as Parent Guarantor (“Parent”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), the other agents parties thereto, and the financial institutions parties thereto as Banks (“Banks”) (unless otherwise defined herein, all terms used herein which are defined in the Credit Agreement shall have the meaning when used herein assigned to such terms in the Credit Agreement)
Gentlemen:
1. Borrowing Base. Pursuant to Section 5.2 of the Credit Agreement, the Borrowing Base shall be $1,000,000,000.00 effective April 1, 2008, and continuing until the next Redetermination thereafter. Borrower and Banks agree that the Borrowing Base redetermination provided for herein shall be the April 1, 2008 Scheduled Redetermination and shall not be considered or deemed to be a Special Redetermination.
2. Borrowing Base Provisions. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Paper, Section 5.2(b) of the Credit Agreement shall be amended effective as of the date hereof to read in full as follows:
     “(b) [intentionally deleted],”.
3. Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this letter agreement and all related documents.
4. Counterparts. This letter agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this letter agreement until a counterpart hereof has been executed by Borrower, Parent and each Bank. Facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals.
5. Complete Agreement. THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Denbury Onshore, LLC
Denbury Resources Inc.
March 28, 2008

6. Loan Paper. This letter agreement constitutes a “Loan Paper” under and as defined in Section 2.1 of the Credit Agreement.
Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart to Jim Matthews, counsel for Administrative Agent, via facsimile number (214) 999-7906, or via electronic e-mail jmatthews@velaw.com.
[SIGNATURE PAGES TO FOLLOW]

Very truly yours,

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ J. Scott Fowler J. Scott Fowler,
Senior Vice President

BANKS:

JPMORGN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler J. Scott Fowler,
Senior Vice President
[Signature Page to Borrowing Base Letter]

BANKS:

FORTIS CAPITAL CORP.

By: Name:	/s/ David Montgomey David Montgomey
Title:	Director

By: Name:	/s/ Darrell Holley Darrell Holley
Title:	Managing Director
[Signature Page to Borrowing Base Letter]

BANKS:

CALYON NEW YORK BRANCH

By: Name:	/s/ Michael D. Willis Michael D. Willis
Title:	Director

By: Name:	/s/ Sharada Manne Sharada Manne
Title:	Director
[Signature Page to Borrowing Base Letter]

BANKS:

COMERICA BANK

By: Name:	/s/ Rebecca L. Wilson Rebecca L. Wilson
Title:	Assistant Vice President
[Signature Page to Borrowing Base Letter]

BANKS:

UNION BANK OF CALIFORNIA, N.A.

By: Name:	/s/ Alison Fuqua Alison Fuqua
Title:	Assistant Vice President

By: Name:	/s/ Whitney Randolph Whitney Randolph
Title:	Assistant Vice President
[Signature Page to Borrowing Base Letter]

BANKS:

BANK OF AMERICA, N.A.

By: Name:	/s/ Stephen J. Hoffman Stephen J. Hoffman
Title:	Managing Director
[Signature Page to Borrowing Base Letter]

BANKS:

BANK OF SCOTLAND plc

By: Name:	/s/ Karen Weich Karen Weich
Title:	Vice President
[Signature Page to Borrowing Base Letter]

BANKS:

COMPASS BANK

By: Name:	/s/ Murray E. Brasseux Murray E. Brasseux
Title:	Executive Vice President
[Signature Page to Borrowing Base Letter]

BANKS:

WELLS FARGO BANK, N.A.

By: Name:	/s/ Catherine Stacy Catherine Stacy
Title:	Portfolio Manager
[Signature Page to Borrowing Base Letter]

ACKNOWLEDGED AND AGREED as of the 28th day of March, 2008

PARENT:

DENBURY RESOURCES INC., a Delaware corporation

By:	/s/ Phil Rykhoek Phil Rykhoek,
Senior Vice President and Chief Financial Officer

BORROWER:

DENBURY ONSHORE, LLC,
a Delaware limited liability company

By:	/s/ Phil Rykhoek Phil Rykhoek,
Senior Vice President and Chief Financial Officer
[Signature Page to Borrowing Base Letter]